FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

)
In the Matter of	)	STIPULATION AND CONSENT
	)	TO THE ISSUANCE OF
EUROBANK	)	AN ORDER TO
HATO REY, PUERTO RICO	)	CEASE AND DESIST
)
(INSURED STATE NONMEMBER BANK))		FDIC-07-018b
)

Subject to the acceptance of this STIPULATION AND CONSENT TO THE ISSUANCE OF AN ORDER TO CEASE AND DESIST ("CONSENT AGREEMENT") by the Federal Deposit Insurance Corporation ("FDIC"), it is hereby stipulated and agreed by and between a representative of the Legal Division of the FDIC and Eurobank, Hato Rey, Puerto Rico ("Insured Institution"), as follows:
1. The Insured Institution has been advised of its right to receive a Notice of Charges and of Hearing detailing the unsafe or unsound banking practices and violations of law and/or regulations alleged to have been committed by the Insured Institution and of its right to a hearing on the alleged charges under section 8(b)(1) of the Federal Deposit Insurance Act ("Act"), 12 U.S.C. § 1818 (b)(1), and has waived those rights.
2. The Insured Institution, solely for the purpose of this proceeding and without admitting or denying any of the alleged charges of unsafe or unsound banking practices and violations of law and/or regulations, hereby consents and agrees to the issuance of an ORDER TO CEASE AND DESIST ("ORDER") by the FDIC. The Insured Institution further stipulates and agrees that such ORDER shall be deemed to be a final ORDER and that such ORDER shall become effective immediately upon the date of issuance by the FDIC and fully enforceable by the FDIC pursuant to the provisions of section 8(i)(1) of the Act, 12 U.S.C. § 1818(i)(1), subject only to the conditions set forth in paragraph 3 of this CONSENT AGREEMENT.

3.  In the event the FDIC accepts this CONSENT AGREEMENT and issues the ORDER, it is agreed that no action to enforce such ORDER in the United States District Court will be taken by the FDIC unless the Insured Institution or any director, officer, employee, agent, successor or assignee, or other institution-affiliated party, has violated or is about to violate any provision of the ORDER.
4.       The Insured Institution hereby waives:

(a)  the receipt of a NOTICE OF CHARGES AND OF HEARING;
(b)  all defenses in this proceeding;
(c)  a hearing for the purpose of taking evidence on such alleged charges;
(d)  the filing of PROPOSED FINDINGS OF FACT AND CONCLUSIONS OF LAW;
(e)  a recommended decision of an Administrative Law Judge; and

(f)  exceptions and briefs with respect to such recommended decision.

Dated:       March 13,2007.

FDIC	EUROBANK
LEGAL DIVISION	HATO REY, PUERTO RICO

BY:	BY:

/s/ G. Michael Saran	/s/ R. Arrillaga-Torrens, Jr.
G. Michael Saran	Rafael Arrillaga-Torrens, Jr.
Senior Attorney	Director

/s/ Juan Gomez-Cuetara, Jr.
Juan Gomez-Cuetara, Jr.
Director

/s/ Pedro Feliciano Benitez
Pedro Feliciano Benitez
Director

/s/ Placido Gonzalez Cordova
Placido Gonzalez Cordova
Director

/s/ Luis Hernandez Santanta
Luis Hernandez Santanta
Director

/s/ Ricardo Levy Echeandia
Ricardo Levy Echeandia
Director

/s/ Diana Lopez Feliciano
Diana Lopez Feliciano
Director

/s/ Antonio R. Pavia Bibiloni
Antonio R. Pavia Bibiloni
Director

/s/ William Torres Torres
William Torres Torres
Director

Comprising the Board of Directors of Eurobank Hato Rey, Puerto Rico